                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  PAINEWEBBER PREMIER HIGH INCOME TRUST INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/x/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                   PAINEWEBBER PREMIER HIGH INCOME TRUST INC.
                  (DOING BUSINESS AS MANAGED HIGH YIELD FUND)
                             ---------------------
                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 16, 1995
                             ---------------------

TO THE SHAREHOLDERS:

     The annual meeting of shareholders of PaineWebber Premier High Income Trust Inc. (doing business as Managed High Yield Fund) ('Fund') will be held on November 16, 1995 at 10:00 a.m., eastern time, at 1285 Avenue of the Americas, 38th Floor, New York, New York 10019 for the following purposes:

          (1) To amend the Fund's Articles of Incorporation to change the name of the Fund from 'PaineWebber Premier High Income Trust Inc.' to 'Managed High Yield Fund Inc.';

          (2) To elect five directors to serve until the annual meeting of shareholders in 1996, or until their successors are elected and qualified;

          (3) To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending July 31, 1996; and

          (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on September 27, 1995. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,
                                          DIANNE E. O'DONNELL
                                          Secretary

September 29, 1995
1285 Avenue of the Americas
New York, New York 10019

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

       PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for director named in the attached proxy statement and 'FOR' all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY. UNLESS PROXY CARDS SUBMITTED BY CORPORATIONS AND PARTNERSHIPS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE VOTING INSTRUCTIONS ON THE PROXY CARD, THEY WILL NOT BE VOTED.

                   PAINEWEBBER PREMIER HIGH INCOME TRUST INC.
                  (DOING BUSINESS AS MANAGED HIGH YIELD FUND)
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                             ---------------------
                                PROXY STATEMENT
         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 16, 1995
                             ---------------------

     This proxy statement is furnished to the shareholders of PaineWebber Premier High Income Trust Inc. (doing business as Managed High Yield Fund) ('Fund') in connection with the board of directors' solicitation of proxies to be used at the annual meeting of the shareholders of the Fund to be held on November 16, 1995, or any adjournment or adjournments thereof.

     A majority of the shares outstanding on September 27, 1995, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted in favor of the five nominees for directors named herein and in favor of the remaining proposals described in this proxy statement. The proxy card may be revoked by giving another proxy or by letter or telegram revoking your proxy. To be effective, such revocation must be received by the Fund prior to the annual meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the annual meeting, thereby cancelling any proxy previously given.


     As of the record date, September 27, 1995, the Fund had 6,031,667 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') or PaineWebber Incorporated ('PaineWebber'), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially 5% or more of the shares of the Fund. Each full share of the Fund outstanding is entitled to one vote and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote for such purposes. This proxy statement will first be mailed to shareholders on or about September 29, 1995. The Fund's annual report containing financial statements for the fiscal year ended July 31, 1995 is being mailed to shareholders concurrently with this proxy statement.

     Mitchell Hutchins serves as the Fund's investment adviser and administrator. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ('PW Group'), a publicly held financial services holding comp any. PaineWebber acts as a dealer and secondary market-maker in connection with over-the-counter secondary market sales of the Fund's shares. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019.

                                 PROPOSAL NO. 1
                     AMENDMENT OF ARTICLES OF INCORPORATION

     Proposal 1 relates to the amendment of the Fund's Articles of Incorporation to change the name of the Fund from 'PaineWebber Premier High Income Trust Inc.' to 'Managed High Yield Fund Inc.'

     On June 2, 1995, the Fund's board of directors, acting upon the recommendation of Mitchell Hutchins, determined to recommend this name change to the Fund's shareholders. At the same time, the board of directors approved the Fund's use of 'Managed High Yield Fund' as a trade name pending a shareholders' meeting at which a vote on a formal name change could be taken. The Fund has been doing business as 'Managed High Yield Fund' since necessary approvals relating to the Fund's listing under that name on the New York Stock Exchange, Inc. were obtained in August 1995.

     The proposed name change, like the use of 'Managed High Yield Fund' as a trade name, is intended to facilitate broadened secondary market trading of the Fund's shares within the general brokerage community. Mitchell Hutchins has advised the board of directors that recent discounts from net asset value in secondary market trading of Fund shares may be due in part to a reluctance by many brokerage firms to actively follow and trade closed-end investment companies that are closely associated with a particular retail brokerage firm. Mitchell Hutchins and the board of directors believe that the proposed name change will remove that obstacle to more active trading, while accurately describing the Fund's investment objective and policies and, therefore, should benefit shareholders by helping to remove market discounts. Approval of this proposal requires the affirmative vote of a majority of the votes entitled to be cast thereon.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' PROPOSAL 1.

                       PROPOSAL 2. ELECTION OF DIRECTORS

     Proposal 2 relates to the election of directors of the Fund. Management proposes the election of the five nominees named in the table below as directors of the Fund. At a meeting of the board held on June 2, 1995, the board determined to expand the Fund's board of directors from three to five and determined to recommend Messrs. Armstrong and Burt as nominees to serve as directors, subject to shareholder approval. Each nominee, including those who are not 'interested persons' of the Fund as that term is defined by the Investment Company Act of 1940 ('1940 Act') ('Independent Directors'), has indicated his willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted in favor of the election of the five nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted in favor of such other nominee or nominees as management may recommend.

     Messrs. Torell and White have served as directors of the Fund since its inception in 1993. Mr. Bewkes served as a director from the Fund's inception until his resignation from the board on December 10, 1993; he was reappointed to the board on December 27, 1993. Messrs. Richard Q. Armstrong and Richard R. Burt have not previously served as directors of the Fund. Directors shall be elected by the vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote thereon. If each of the five nominees is elected, they will constitute the entire board of directors of the Fund. All directors and executive officers as a group (16 persons) beneficially owned 212 shares of the Fund, including shares shown in the table below, on August 31, 1995, representing less than 1% of shares of the Fund outstanding on that date.

                                             PRESENT POSITION WITH THE                 SHARES OWNED
                                          FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
         NOMINEE; AGE                   PAST FIVE YEARS; OTHER DIRECTORSHIPS         AUGUST 31, 1995**
-------------------------------  --------------------------------------------------  -----------------
Richard Q. Armstrong; 59         Nominee. Mr. Armstrong is chairman and principal             --
                                 of RQA Enterprises (management consulting firm)
                                 (since April 1991 and principal occupation since
                                 March 1995). Mr. Armstrong is also a director of
                                 Hi Lo Automotive, Inc. He was chairman of the
                                 board, chief executive officer and co-owner of
                                 Adirondack Beverages (producer and distributor of
                                 soft drinks and sparkling/still waters) (October
                                 1993-March 1995). He was a partner of the New
                                 England Consulting Group (management consulting

                                 firm) (December 1992-September 1993). He was managing director of LVMH U.S. Corporation (U.S.
                                 subsidiary of the French luxury goods
                                 conglomerate, Luis Vuitton Moet Hennessey
                                 Corporation) (1987-1991) and chairman of its wine and spirits subsidiary, Schieffelin & Somerset
                                 Company (1987-1991). Mr. Armstrong is also a director of five other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

E. Garrett Bewkes, Jr.*; 69      Director and chairman of the board of directors.             --
                                 Mr. Bewkes is a director of PW Group (holding
                                 company of PaineWebber and Mitchell Hutchins) and
                                 a consultant to PW Group. Prior to 1988, he was
                                 chairman of the board, president and chief
                                 executive officer of American Bakeries Company.
                                 Mr. Bewkes is also a director of Interstate
                                 Bakeries Corporation and NaPro Biotherapeutics,
                                 Inc. and a director or trustee of 26 other
                                 investment companies for which Mitchell Hutchins
                                 or PaineWebber serves as investment adviser.

Richard R. Burt; 47              Nominee. Mr. Burt is chairman of International               --
                                 Equity Partners (international investments and
                                 consulting firm) (since March 1994) and a partner
                                 of McKinsey & Company (management consulting firm)
                                 (since 1991).

                                             PRESENT POSITION WITH THE                 SHARES OWNED
                                          FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
         NOMINEE; AGE                   PAST FIVE YEARS; OTHER DIRECTORSHIPS         AUGUST 31, 1995**
-------------------------------  --------------------------------------------------  -----------------
                                 He is also a director of American Publishing
                                 Company. He was the chief negotiator in the
                                 Strategic Arms Reduction Talks with the former
                                 Soviet Union (1989-1991) and the U.S. Ambassador
                                 to the Federal Republic of Germany (1985-1989).
                                 Mr. Burt is also a director of six other
                                 investment companies for which Mitchell Hutchins
                                 or PaineWebber serves as investment adviser.

John R. Torell III; 56           Director. Mr. Torell is chairman of Torell                   --
                                 Management, Inc. (financial advisory firm) (since
                                 1989). He is the former chairman and chief
                                 executive officer of Fortune Bancorp (1990-1991
                                 and 1990-1994, respectively). He is the former
                                 chairman, president and chief executive officer of

                                 CalFed, Inc. (savings association) (1988 to 1989)
                                 and former president of Manufacturers Hanover
                                 Corp. (bank) (prior to 1988). Mr. Torell is also a
                                 director of American Home Products Corp., Volt
                                 Information Sciences Inc. and a director or
                                 trustee of seven other investment companies for
                                 which Mitchell Hutchins or PaineWebber serves as
                                 investment adviser.

William D. White; 61             Director. Mr. White is retired. From February 1989           --
                                 through March 1994, he was president of the
                                 National League of Professional Baseball Clubs.
                                 Prior to 1989, he was a television sportscaster
                                 for WPIX-TV, New York. Mr. White is also a
                                 director or trustee of eight other investment
                                 companies for which Mitchell Hutchins or
                                 PaineWebber serves as investment adviser.

------------------
 * Indicates 'interested person' of the Fund as defined by the 1940 Act, by reason of his position with PW Group.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of shares owned.

     The board of directors of the Fund met five times during the fiscal year ended July 31, 1995. The Audit Committee of the board currently consists of Messrs. Torell and White. The duties of the Audit Committee are (a) to review the financial and accounting policies of the Fund, including internal accounting control procedures, and to review reports prepared by the Fund's independent auditors, including reports on the Fund's financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The Audit Committee met twice during the fiscal year ended July 31, 1995. All directors attended at least 75% of the meetings of the board of directors and, where applicable, meetings of the Audit Committee.

     The board does not have a standing nominating or compensation committee. The Fund pays the Independent Directors of the Fund $1,500 annually and an attendance fee of $250 per meeting of the board and its committees. Directors are reimbursed for any expenses incurred in attending meetings. Directors of the Fund who are 'interested persons' as defined in the 1940 Act receive no compensation from the Fund. The table below includes certain information relating to the compensation of the Fund's directors. Messrs. Armstrong and Burt are not included in this table since they were not elected as directors until after the end of the fiscal year.

                               COMPENSATION TABLE

                                                   PENSION OR
                                                   RETIREMENT
                                                    BENEFITS                      TOTAL
                                                   ACCRUED AS    ESTIMATED     COMPENSATION
                                    AGGREGATE       PART OF        ANNUAL        FROM THE
                                   COMPENSATION       THE         BENEFITS     FUND AND THE
                                     FROM THE        FUND'S         UPON           FUND
    NAME OF PERSON, POSITION          FUND*         EXPENSES     RETIREMENT     COMPLEX**
--------------------------------   ------------    ----------    ----------    ------------
E. Garrett Bewkes, Jr., Director
  and Chairman of the Board of
  Directors.....................          --              --            --             --
John R. Torell III, Director....      $3,875              --            --       $ 39,750
William D. White, Director......      $3,375              --            --       $ 33,250

------------------
 * Represents fees paid to each director during the fiscal year ended July 31, 1995.

** Represents amounts paid to each director during the calendar year ended
   December 31, 1994.

               PROPOSAL 3. RATIFICATION OF SELECTION OF AUDITORS

     The Fund's financial statements for the fiscal year ended July 31, 1995 were audited by Ernst & Young LLP, independent auditors. In addition, Ernst & Young LLP prepares the Fund's federal and state annual income tax returns.

     The board of directors of the Fund has selected Ernst & Young LLP as the independent auditors for the Fund for the fiscal year ending July 31, 1996, subject to ratification by shareholders of the Fund at the annual meeting. The ratification of Ernst & Young LLP as the Fund's independent auditors is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote for such ratification unless contrary instructions are given. Ernst & Young LLP has informed the Fund that it has no material direct or indirect financial interest in the Fund. The affirmative vote of the holders of a majority of the shares of the Fund at the annual meeting is required for ratification.


     Representatives of Ernst & Young LLP are not expected to be present at the annual meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' PROPOSAL 3.

                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:

          MARGO N. ALEXANDER, age 48, president of the Fund (appointed July
     1995). Mrs. Alexander is president, chief executive officer and a director of Mitchell Hutchins. Prior to January 1995, she was an executive vice president of PaineWebber. Mrs. Alexander is also a director or trustee of two other investment companies and president of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          TERESA M. BOYLE, age 36, vice president of the Fund (appointed December 1993). Ms. Boyle is a first vice president and manager--advisory administration of Mitchell Hutchins. Prior to November 1993, she was compliance manager of Hyperion Capital Management, Inc., an investment advisory firm. Prior to April 1993, Ms. Boyle was a vice president and manager--legal administration of Mitchell Hutchins. Ms. Boyle is also a vice president of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          JOAN L. COHEN, age 31, vice president and assistant secretary of the Fund (appointed February 1994). Ms. Cohen is a vice president and attorney of Mitchell Hutchins. Prior to December 1993, she was an associate at the law firm of Seward & Kissel. Ms. Cohen is also a vice president and assistant secretary of 26 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          THOMAS J. LIBASSI, age 35, vice president of the Fund (appointed September 1994). Mr. Libassi is a senior vice president and portfolio manager of Mitchell Hutchins. Prior to May 1994, Mr. Libassi was a vice president and portfolio manager of Keystone Custodian Funds Inc. Mr. Libassi is also a vice president of three other investment companies for which Mitchell Hutchins serves as investment adviser.

          C. WILLIAM MAHER, age 34, vice president and assistant treasurer of the Fund (appointed June 1995). Mr. Maher is a first vice president and the senior manager of the Fund Administration Division of Mitchell Hutchins. Mr. Maher is also a vice president and assistant treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.


          ANN E. MORAN, age 38, vice president and assistant treasurer of the Fund (appointed September 1993). Ms. Moran is a vice president of Mitchell Hutchins. Ms. Moran is also a vice president and assistant treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          DIANNE E. O'DONNELL, age 43, vice president and secretary of the Fund (appointed June 1993). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is also a vice president and secretary of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          VICTORIA E. SCHONFELD, age 44, vice president of the Fund (appointed May 1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins. From April 1990 to May 1994, she was a partner in the law firm of Arnold & Porter. Prior to April 1990, she was a partner in the law firm of Shereff, Friedman, Hoffman & Goodman. Ms. Schonfeld is also a vice president of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          PAUL H. SCHUBERT, age 32, vice president and assistant treasurer of the Fund (appointed September 1994). Mr. Schubert is a first vice president of Mitchell Hutchins. From August 1992 to August 1994, he was vice president at BlackRock Financial Management, Inc. Prior to August 1992, he was an audit manager with Ernst & Young LLP. Mr. Schubert is also a vice president and assistant treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          JULIAN F. SLUYTERS, age 35, vice president and treasurer of the Fund (appointed June 1993). Mr. Sluyters is a senior vice president and the director of the mutual fund finance division of Mitchell Hutchins. Prior to 1991, he was an audit senior manager with Ernst & Young LLP. Mr. Sluyters is also a vice president and treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

          GREGORY K. TODD, age 38, vice president and assistant secretary of the Fund (appointed September 1993). Mr. Todd is a first vice president and associate general counsel of Mitchell Hutchins. Prior to 1993, he was a partner in the law firm of Shereff, Friedman, Hoffman & Goodman. Mr. Todd is also a vice president and assistant secretary of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                             SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Fund's 1996 annual meeting of shareholders should send such proposals to the Fund at 1285 Avenue of the Americas, New York, New York 10019, so as to be received by the Fund no later than June 1, 1996. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

     The management knows of no business to be presented at the annual meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                         By order of the board of directors,
                                          DIANNE E. O'DONNELL
                                          Secretary
September 29, 1995

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

---------------------------------
              PAINEWEBBER PREMIER
                      HIGH INCOME
                       TRUST INC.
               (doing business as
         Managed High Yield Fund)
---------------------------------

PROXY STATEMENT
                                       -------------------------------------
                                                         PAINEWEBBER PREMIER
                                                                 HIGH INCOME
                                                                  TRUST INC.
                                                          (doing business as
                                                    Managed High Yield Fund)
                                       -------------------------------------

--------------------
NOTICE
OF
ANNUAL
MEETING
TO
BE HELD ON
NOVEMBER 16,
1995 AND
PROXY STATEMENT
--------------------

                   PAINEWEBBER PREMIER HIGH INCOME TRUST INC.
                  (DOING BUSINESS AS MANAGED HIGH YIELD FUND)
              ANNUAL MEETING OF SHAREHOLDERS -- NOVEMBER 16, 1995          PROXY
                                                                           -----

   The undersigned hereby appoints as proxies GREGORY K. TODD and RITA BARNETT and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote 'FOR' all proposals. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PAINEWEBBER PREMIER HIGH INCOME TRUST INC. (DOING BUSINESS AS MANAGED HIGH YIELD FUND) ('FUND').

                             YOUR VOTE IS IMPORTANT

        Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: PFPC Inc., P.O. BOX 9426, Wilmington, DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

       PLEASE INDICATE YOUR VOTE BY AN 'X' IN THE APPROPRIATE BOX BELOW.
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR'

1. Approval of an amendment to the Fund's Articles of   FOR    AGAINST  ABSTAIN
   Incorporation to change the name of the Fund from    / /      / /      / /
   'PaineWebber Premier High Income Trust Inc.' to
   'Managed High Yield Fund Inc.'

2. ELECTION OF DIRECTORS                           FOR        FOR ALL       WITH
   (INSTRUCTION: To withhold authority to vote     ALL   OR   EXCEPT   OR   HOLD
   for any individual nominee, strike a line       / /          / /         / /
   through the nominee's name in the
   list below and mark center box to right.)
   Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt,
   John R. Torell III, William D. White

                   Continued and to be signed on reverse side

3. Ratification of the selection of Ernst & Young LLP    FOR    AGAINST  ABSTAIN
   as the Fund's independent auditors for the fiscal     / /      / /      / /
   year ending July 31, 1996.

This proxy will not be voted unless it is dated and signed exactly as instructed below.

                                  If shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a 'Partner'.

                                            Sign exactly as name appears hereon.

                                  ________________________________________ (L.S)

                                  ________________________________________ (L.S)

                                  Date ___________________________, 19____